CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the quarterly report of National Home Health Care Corp. (the "Company") on Form 10-Q for the period ended April 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert P. Heller, Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

June 12, 2003.

                                                     /s/ Robert P. Heller
                                                    ---------------------------
                                                    Robert P. Heller
                                                    Vice President of Finance
                                                    and Chief Financial Officer